Nonoperating Income (Expense) (FY) (Tables)	12 Months Ended
Dec. 31, 2023
Other Income and Expenses [Abstract]
Schedule of Other Nonoperating Income (Expense)
The following sets forth the components of the Company’s other income (expense), net ($ in millions):

	2023	2022	2021
Other components of net periodic benefit costs	$1	$1	$(2)
Unrealized investment gains (losses)	(15)	—	—
Gains on sale of product lines	—	—	8
Total other income (expense), net	$(14)	$1	$6